UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2004
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(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
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(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure

On January 27, 2004, Laboratory Corporation of America -Registered Trademark-Holdings (LabCorp -Registered Trademark-)(NYSE:LH) announced that Bradford T. Smith, executive vice president of corporate affairs, is scheduled to speak at the U.S. Bancorp Piper Jaffray Healthcare Conference in New York, NY on January 27, 2004 at 4:30 p.m. Eastern Time. A live audio webcast of the presentation will be available via the Company web site at www.labcorp.com. A replay of the audio webcast will be available through February 27, 2004.




Exhibits:
99.1  Press release of the Company dated January 27, 2004.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
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                        (Registrant)

               By:/s/ BRADFORD T. SMITH
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                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: January 27, 2004